UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2009

Burlington Northern Santa Fe Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11535	41-1804964
(Commission File Number)	(I.R.S. Employer Identification No.)

2650 Lou Menk Drive
Fort Worth, Texas 76131
(Address of principal executive offices)  (Zip Code)

(800) 795-2673
(Registrant's telephone number, including area code)

(Not Applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01	Other Events

Attached is the BNSF Railway Company press release dated February 18, 2009, with BNSF Railway Company’s comments on the new decision by the U.S. Surface Transportation Board in the Western Fuels/Laramie River case.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

See Exhibits index included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON NORTHERN SANTA FE CORPORATION

Date: February 19, 2009	By:	/s/ James H. Gallegos
James H. Gallegos
Vice President and
Corporate General Counsel

BURLINGTON NORTHERN SANTA FE CORPORATION

INDEX OF EXHIBITS

Exhibit Number	Description

99.1	BNSF Railway Company press release dated February 18, 2009.